UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2010

American Energy Fields, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-152023	26-1657084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3266 W. Galveston Drive #101 Apache Junction, AZ	95120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 288-6530

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

AMERICAN ENERGY FIELDS, INC.

TABLE OF CONTENTS

Page
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.	3

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2010, Randall Reneau, the Chairman of American Energy Fields, Inc. (the "Company"), submitted an email to the Company, which included his resignation from the board of directors ("the Board") of the Company.  The Board has accepted Mr. Reneau’s resignation.  Mr. Reneau’s email acknowledged his assistance to another company and potentially conflicting claims to the Company’s Artillary Peak property.  The existence of a conflict with regard to claims underlying the Company’s Artillary Peak property could be in conflict with claims made by Uranium Energy Corp. Mr. Reneau identified present assistance rendered to Uranium Energy Corp. and his prior activities at Artillary Peak.  As a result, the Company is conducting an investigation into the conduct of its former Chairman, conflicting claims relating to the Artillary Peak, and potential causes of action. There can be no assurance that the Company’s Artillary Peak claims will prevail over any competing claims, nor that any investigation will determine definitively the ownership issues involved.  Accordingly, the validity of any of the Company’s claims may need to be judicially determined.  Therefore, the value attributable to the Company’s Artillary Peak location should be considered uncertain.

On November 12, 2010, the Board of Directors of the Company appointed Daniel Bleak to the Board.

Daniel Bleak has served on the board of directors and as an officer on a number of mining, mineral exploration, and real estate companies.  He has served a director of Southwest Exploration, Inc. since 2009, as President and Director of Pinal Realty Investments, Inc. since 2006, as President and a Director of NPX Metals, Inc., a resource acquisition company, since 2006, and as President and Director of Black Mountain Mining Company since 2000.  Mr. Bleak has 30 years of experience in mineral exploration and development and has managed a broad range of exploration projects throughout North America, has discovered several producing mineral deposits, and has been instrumental in developing the current market for decorative rock and industrial materials in the southwestern U.S.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   November 15, 2010

AMERICAN ENERGY FIELDS, INC.

By:	/s/ Joshua Bleak
Name: Joshua Bleak
Title: President